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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          June 15, 1998
                                                   -----------------------------

                               Prime Retail, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                     333-50139                   52-1844882
----------------------------       -------------             -------------------
(State of other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)             Identification No.)


          100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                            21202
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code            (410) 234-0782
                                                              --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                               PRIME RETAIL, L.P.



ITEM 2:  Acquisition or Disposition of Assets


     On June 15, 1998, Prime Retail, Inc. ("Old Prime") completed its merger with Horizon Group, Inc. ("Horizon") pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of February 1, 1998 (the "Merger Agreement"), among Old Prime, Horizon, Prime Retail, L.P. ("Prime Partnership"), Sky Merger Corp. ("New Prime"), Horizon Group Properties, Inc. ("HGP"), Horizon Group Properties, L.P., and Horizon/Glen Outlet Centers Limited Partnership ("Horizon Partnership"). The merger and the other transactions contemplated by the Merger Agreement (the "Transactions") were consummated through the mergers of (i) Horizon Partnership with and into Prime Partnership and (ii) Horizon with and into New Prime, a wholly owned subsidiary of Horizon, and the subsequent merger of Old Prime with and into New Prime. Following the mergers, New Prime was renamed Prime Retail, Inc. On June 12, 1998, the Transactions and certain other related matters were approved by shareholders of Old Prime and Horizon at shareholder meetings and by the limited partners of Prime Partnership and Horizon Partnership. A copy of the press release announcing the closing of the Transactions is attached hereto as Exhibit 99.1.

     Pursuant to the Transactions, each outstanding share of common stock, par value $0.01 per share, of Horizon is entitled to receive 0.597 of a share of common stock, $0.01 par value per share, of New Prime and 0.20 of a share of 8.5% Series B Cumulative Participating Convertible Preferred Stock, $0.01 par value per share, of New Prime. In addition, pursuant to the Transactions, each limited partner of Horizon Partnership is entitled to receive 0.9193 of a common unit of limited partnership interest in Prime Partnership for each unit of limited partnership interest in Horizon Partnership. New Prime and Prime Partnership have retained American Stock Transfer & Trust Company of New York to serve as the Exchange Agent in connection with the exchanges.

     Concurrent with the closing of the Transactions, a special cash distribution of $0.50 per share/unit was made to holders of Old Prime's Series C Preferred Securities, Common Stock and common units of limited partnership interest, and a special cash distribution of $0.60 per share was made to holders of Old Prime Series B Preferred Stock.

     Also, in connection with the Transactions, the common equity of HGP, which initially will own and operate 15 properties being spun-off from Old Prime and Horizon, was distributed to the convertible preferred and common shareholders and unitholders of Old Prime and the shareholders and limited partners of Horizon based on their ownership of New Prime immediately following the merger. Pursuant to this distribution, one share of Common Stock of HGP was distributed for every 20 shares of Common Stock, Common Units or Series
C Preferred Stock of New Prime and 1.196 shares of Common Stock of HGP was distributed for every 20 shares of Series B Preferred Stock held in New Prime.
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     In addition in connection with the Transactions, New Prime completed a
$292.0 million debt financing with Nomura Asset Capital Corporation ("NACC"). The financing consists of (i) a $180.0 million nonrecourse permanent loan (the "Permanent Loan") and (ii) a $112.0 million full recourse bridge loan (the "Bridge Loan"). The Permanent Loan is (i) collateralized by first mortgages on four factory outlet centers, (ii) bears a fixed rate of interest equal to 6.99% and (iii) requires monthly principal and interest payments pursuant to an approximate 26-year amortization schedule. The Bridge Loan is (i) collateralized by first mortgages on six factory outlet centers, (ii) bears a variable rate of interest equal to 30-day LIBOR plus 1.35%, (iii) matures in three years, and (iv) requires monthly interest-only payments.

     Following the spin-off of HGP, New Prime will be a guarantor or otherwise obligated with respect to approximately $42 million of HGP's indebtedness, including $12.2 million of obligations under HGP's $108.2 million three-year secured credit facility with NACC and $11.8 of mortgage debt that is scheduled to mature August 14, 1998. New Prime and HGP are continuing to seek the consent of certain parties to the assumption by HGP or its affiliates of $14.3 million of indebtedness in connection with the spin-off.

     As a result of the Transactions and pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), New Prime is the successor issuer to Horizon and Old Prime and New Prime's Common Stock, $0.01 par value per share, its 10.5% Series A Senior Cumulative Preferred Stock, $0.01 par value per share, and its 8.5% Series B Cumulative Participating Convertible Preferred Stock, $0.01 par value per share, are deemed registered under Section 12(b) of the Exchange Act.
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ITEM 5:  Other Events

     Reference is made to the Press Release dated June 15, 1998 attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7:  Financial Statements and Exhibits

                  A.        Financial Statements of Businesses Acquired:
                            Financial statements of Horizon/Glen Outlet Centers Limited Partnership for December 31, 1997 are incorporated by reference to Prime Retail, L.P.'s Registration Statement on Form S-4
                            (File No. 333-50139).

                  B. Pro Forma Financial Information: Pursuant to Item 7(b)(2) of the Form 8-K, the Partnership states that it is impracticable to file the required pro forma financial information at the time this report is filed. Such pro forma financial information is will be filed by amendment.

                  C.        Exhibits:

                           Description                                   Exhibit
                           -----------                                   -------
                           Loan Agreement dated as of June 15, 1998         10.1
                           between Outlet Village of Kittery Limited
                           Partnership, the Prime Outlets at Gilroy
                           Limited Partnership, The Prime Outlets at
                           Michigan City Limited Partnership and Finger
                           Lakes Outlet Center, L.L.C. and Nomura Asset
                           Capital Corporation (Permanent Loan)

                           Form of Deed of Trust, Security Agreement,       10.2
                           Assignment of Rents and Fixture Filings
                           with Nomura Asset Capital Corporation
                           (Permanent Loan and Bridge Loan)

                           Loan Agreement dated as of June 15, 1998         10.3
                           between Buckeye Factory Shops Limited
                           Partnership, Latham Factory Stores
                           Limited Partnership, Carolina Factory
                           Shops Limited Partnership, Shasta
                           Outlet Center Limited Partnership, The
                           Prime Outlets at Calhoun Limited
                           Partnership and The Prime Outlets at Lee
                           Limited Partnership and Nomura Asset
                           Capital Corporation (Bridge Loan)

                           Guaranty dated as of June 15, 1998               10.4
                           by Prime Retail, Inc. to and for the
                           benefit of Nomura Asset Capital
                           Corporation

                           Guaranty dated as of June 15, 1998               10.5
                           by Prime Retail, L.P. to and for the
                           benefit of Nomura Asset Capital
                           Corporation

                           Guaranty and Indemnity Agreement dated           10.6
                           as of June 15, 1998 by and among Horizon
                           Group Properties, Inc., Horizon Group
                           Properties, L.P., Prime Retail, Inc. and
                           Prime Retail, L.P.

                           Contribution Agreement dated as of               10.7
                           June 15, 1998 by and among Horizon
                           Group, Inc., Sky Merger Corp.,
                           Horizon/Glen Outlet Centers Limited
                           Parntership, Horizon Group
                           Properties, Inc., and Horizon Group
                           Properties, L.P.

                           Press Release dated June 15, 1998 announcing     99.1
                           the consummation of the Transactions



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                               PRIME RETAIL, L.P.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PRIME RETAIL, L.P.
                                                   (Registrant)

Dated: June 23, 1998                            By:   Prime Retail, Inc., its
                                                      general partner


                                                By:    /s/ Robert P. Mulreaney
                                                       -------------------------
                                                Name:  Robert P. Mulreaney
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer


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                                  EXHIBIT INDEX
                                  -------------




                                                                         Exhibit
                                                                         -------

                           Loan Agreement dated as of June 15, 1998         10.1
                           between Outlet Village of Kittery Limited
                           Partnership, the Prime Outlets at Gilroy
                           Limited Partnership, The Prime Outlets at
                           Michigan City Limited Partnership and Finger
                           Lakes Outlet Center, L.L.C. and Nomura Asset
                           Capital Corporation (Permanent Loan)

                           Form of Deed of Trust, Security Agreement,       10.2
                           Assignment of Rents and Fixture Filings
                           with Nomura Asset Capital Corporation
                           (Permanent Loan)

                           Loan Agreement dated as of June 15, 1998         10.3
                           between Buckeye Factory Shops Limited
                           Partnership, Latham Factory Stores
                           Limited Partnership, Carolina Factory
                           Shops Limited Partnership, Shasta
                           Outlet Center Limited Partnership, The
                           Prime Outlets at Calhoun Limited
                           Partnership and The Prime Outlets at Lee
                           Limited Partnership and Nomura Asset
                           Capital Corporation (Bridge Loan)

                           Guaranty dated as of June 15, 1998               10.4
                           by Prime Retail, Inc. to and for
                           the benefit of Nomura Asset Capital
                           Corporation

                           Guaranty dated as of June 15, 1998               10.5
                           by Prime Retail, Inc. to and for
                           the benefit of Nomura Asset Capital
                           Corporation

                           Guaranty and Indemnity Agreement dated           10.6
                           as of June 15, 1998 by and among Horizon
                           Group Properties, Inc., Horizon Group
                           Properties, L.P., Prime Retail, Inc. and
                           Prime Retail, L.P.

                           Press Release dated June 15, 1998 announcing     99.1
                           the consummation of the Transactions